EXHIBIT 99.1

PRESS RELEASE

RIVERVIEW FINANCIAL CORPORATION REPORTS RESULTS OF ITS

2009 ANNUAL MEETING OF SHAREHOLDERS

HALIFAX, PA (May 14, 2009) — Riverview Financial Corporation, the parent company of The First National Bank of Marysville and Halifax National Bank, divisions of Riverview National Bank, today reported the results of its 2009 Annual Meeting of Shareholders, held on May 13, 2009 in Marysville, PA.  A summary of events follows.

During the meeting, shareholders, representing 77.5% of the total common stock outstanding, acted on the business items outlined in the 2009 Proxy Statement:

1.   Shareholders elected five Class A Directors: Kirk D. Fox, William L. Hummel, James M. Lebo, and John M. Schrantz, to serve three-year terms commencing immediately.

 Votes were cast as follows:

	For	Withheld	Abstain
Kirk D. Fox	1,355,503	—	—
William L. Hummel	1,355,503	—	—
James M. Lebo	1,305,733	49,770	—
John M. Schrantz	1,355,503	—	—
David A. Troutman	1,303,711	51,792	—

2.   Shareholders elected five Class B Directors: Roland R. Alexander, Arthur M. Feld, R. Keith Hite, David W. Hoover, and Joseph D. Kerwin to serve two-year terms commencing immediately.

 Votes were cast as follows:

	For	Withheld	Abstain
Roland R. Alexander	1,355,503	—	—
Arthur M. Feld	1,347,187	8,316	—
R. Keith Hite	1,347,187	8,316	—
David W. Hoover	1,303,711	51,792	—
Joseph D. Kerwin	1,304,221	51,282	—

3.   Shareholders elected three Class C Directors: James G. Ford, II, Robert M. Garst, and Paul R. Reigle to serve one-year terms commencing immediately.

 Votes were cast as follows:

	For	Withheld	Abstain
James G. Ford, II	1,347,187	8,316	—
Robert M. Garst	1,355,382	121	—
Paul R. Reigle	1,304,237	51,266	—

In his presentation, Mr. Garst, Chief Executive Officer, presented an overview of the company’s business and strategic focus as well as the financial status and progress of the company in the last year, the details for which can be accessed by shareholders through the Securities and Exchange Commission’s website at www.sec.gov.

For Further Information, Please Contact:

Robert M. Garst, Chief Executive Officer

3rd & Market Street

P.O. Box A

Halifax, PA  17032

(717) 896-3433

Within this press release, management may make projections and forward-looking statements regarding events or the future financial performance of Riverview Financial Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Riverview Financial Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.  Such factors include the possibility that increased demand or prices for the Corporation’s financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties.  Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the Corporation’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inability to achieve consolidation related synergies, difficulty in integrating systems, inability to achieve desired increases in capital and improvement in asset quality; interest rate movements; volatilities in the securities markets; and deteriorating economic conditions.  When we use words such as “believes”, “expects”, “anticipates”, or similar expressions, we are making forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements and are also advised to review the risk factors that may affect Riverview Financial Corporation’s operating results in documents filed by Riverview Financial Corporation with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual Report on Form 10-K, and other required filings.  Riverview Financial Corporation assumes no duty to update the forward-looking statements made in this press release.